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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2002

                             MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                        01-19826                       52-1604305
---------------               ----------------                  -------------
(State or other               (Commission File                  (IRS Employer
Jurisdiction of                     Number)                  Identification No.)
Incorporation)

               160 South Industrial Blvd., Calhoun, Georgia 30701
    ------------------------------------------------------------------------
          (Address, including zip code, of principal executive offices)



                                 (706) 629-7721
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events
         ------------

         On April 15, 2002, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing earnings for the first quarter ended March 30, 2002. A copy of such press release is included as an exhibit to this report and is incorporated herein by reference under this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         C. Exhibits

         99.1 Press Release dated April 15, 2002


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Mohawk Industries, Inc.





Date: April 15, 2002                              By: /s/ Frank H. Boykin
                                                      --------------------------
                                                          Frank H. Boykin
                                                      VP & Corporate Controller


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1     Press Release dated April 15, 2002